UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2007

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Cleveland-Cliffs Inc (the "Company") published two news releases on November 13, 2007, captioned "Cleveland-Cliffs Declares Cash Dividend on Common Stock" and "Cleveland-Cliffs Declares Dividend on Preferred Stock", which are contained in Item 9.01 as Exhibits 99(a) and 99(b), respectively, and incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99(a) Cleveland-Cliffs published a news release dated November 13, 2007 captioned "Cleveland-Cliffs Declares Cash Dividend on Common Stock"

99(b) Cleveland-Cliffs published a news release dated November 13, 2007 captioned "Cleveland-Cliffs Declares Dividend on Preferred Stock"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

November 14, 2007	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.(a)	Cleveland-Cliffs published a news release dated November 13, 2007 captioned "Cleveland-Cliffs Declares Cash Dividend on Common Stock"
99.(b)	Cleveland-Cliffs published a news release dated November 13, 2007 captioned "Cleveland-Cliffs Declares Dividend on Preferred Stock"